NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED JUNE 1, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009,

AND

TO THE PROSPECTUS DATED OCTOBER 31, 2009,

EACH AS SUPPLEMENTED MARCH 1, 2010

Effective June 1, 2010, David Tierney no longer serves as a portfolio manager for the assets of the fund managed by Nuveen HydePark Group, LLC (“HydePark”), one of the fund’s sub-advisers. John Gambla and Rob Guttschow, Managing Directors and Co-Chief Investment Officers of HydePark, continue to serve as the portfolio managers for the assets of the fund managed by HydePark.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR FUND’S

SUMMARY PROSPECTUS OR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MMLCV-0610P